SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                         _______________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



  Date of report (Date of earliest event reported):August 13, 2002

              Atlantic Coast Airlines Holdings, Inc.
       (Exact Name of Registrant as Specified in Charter)



              Delaware      0-21976     13-3621051
              (State or   (Commission      (IRS
                Other         File       Employer
            Jurisdiction    Number)    Identification
                 of                         No.)
           Incorporation)


        45200 Business Court, Dulles, VA              20166
     (Address of Principal Executive Offices)     (Zip Code)


 Registrant's telephone number, including area code:(703) 650-6000


                               N/A
  (Former Name or Former Address, if Changed Since Last Report)


               Item 9.   Regulation FD Disclosure.


     On August 13, 2002, Atlantic Coast Airlines Holdings, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-Q was accompanied by a certification of Kerry B. Skeen, Chairman of the Board of Directors and Chief Executive Officer of the Company, and Richard
J. Surratt, Senior Vice President and Chief Financial Officer of the Company, a copy of which is furnished pursuant to this Item 9 as Exhibit 99.1 to this report.







                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC COAST AIRLINES HOLDINGS,
                              INC.




Date:  August 13, 2002        By:  /S/ David Asai
                              David Asai
                              Vice President and Chief
                              Accounting Officer